                                                                   Exhibit 10.15

                             SECURED PROMISSORY NOTE

$110,250.00                                              Westford, Massachusetts
                                                         As of September 1, 1999

      FOR VALUE RECEIVED, Stephen Nill (the "Maker"), promises to pay to Sonus Networks, Inc. (the "Company"), or order, at the offices of the Company or at such other place as the holder of this Note may designate, on or before the Due Date (as defined below), the principal sum of $110,250.00. Interest shall accrue on the outstanding principal amount from the date hereof through and including the date on which such principal amount is paid in full, computed on the basis of a year of 365 or 366 days, as the case may be, at a rate per annum of 8%, compounded annually and payable on the maturity hereof.

      The "Due Date" shall be the earlier of (a) five (5) years from the date hereof, and (b) 180 days after the date on which a portion of the Collateral (as defined below) is eligible for sale to the public under the Securities Act of 1933, as amended, free of any restrictions on transfer under securities laws or agreements between the Maker and the Company or any of the Company's underwriters.

      Payment of this Note is secured by a security interest in certain property of the Maker (the "Collateral") pursuant to a pledge agreement of even date herewith between the Maker and the Company (the "Pledge Agreement").

      This Note shall become immediately due and payable upon demand by the Company to the Maker upon the occurrence at any time of any Event of Default under and as defined in the Pledge Agreement.

      Upon the occurrence of an Event of Default, the holder shall have then, or at any time thereafter, all of the rights and remedies afforded under the Pledge Agreement and by the Uniform Commercial Code as from time to time in effect in the Commonwealth of Massachusetts or afforded by other applicable law.

      Notwithstanding anything herein to the contrary, in the event the Company exercises its repurchase rights with respect to the Collateral pursuant to the terms of that certain Stock Repurchase Agreement, dated as of the date hereof between the Company and the Maker, then (a) all of the unpaid principal and interest hereunder shall be immediately due and payable automatically and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker, and (b) the Company shall set off any amounts due from Maker to the Company hereunder against any amounts payable by the Company to the Maker as a result of the repurchase of the Collateral.

      Every amount overdue under this Note shall bear interest from and after the date on which such amount first became overdue at an annual rate which is two (2) percentage points above the rate per year specified in the first paragraph of this Note. Such interest on overdue amounts under this Note shall be payable on demand and shall accrue and be compounded monthly until the obligation of the Maker with respect to the payment of such interest has been discharged (whether before or after judgment).

      In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Maker, then such excess sum shall be credited by the holder as a payment of principal.

      All payments by the Maker under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

      Whenever any amount is paid under this Note, all or part of the amount paid may be applied to principal, premium or interest in such order and manner as shall be determined by the holder in its discretion.

      No reference in this Note to the Pledge Agreement or any guaranty shall impair the obligation of the Maker, which is absolute and unconditional to pay all amounts under this Note strictly in accordance with the terms of this Note.

      The Maker agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder in enforcing the obligations of the Maker under this Note.

      No delay or omission on the part of the holder in exercising any right under this Note or the Pledge Agreement shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Maker and every indorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

      This Note may be prepaid in whole or in part at any time or from time to time in the sole discretion of the Maker. Any such prepayment shall be without premium or penalty.

      None of the terms or provisions of this Note may be excluded, modified or amended except by a written instrument duly executed on behalf of the holder expressly referring to this Note and setting forth the provision so excluded, modified or amended.

                  [remainder of page intentionally left blank]

All rights and obligations hereunder shall be governed by the laws of the Commonwealth of Massachusetts and this Note is executed as an instrument under seal.

                                                   /s/ Stephen Nill
                                                   ----------------
                                                     Stephen Nill


IN THE PRESENCE OF:

/s/ Victoria B. Lankiewicz
--------------------------

                                PLEDGE AGREEMENT

This is a pledge agreement made as of the 1st day of September, 1999, between Stephen Nill ("Pledgor"), and Sonus Networks, Inc., a Delaware corporation with its principal office at 5 Carlisle Road, Westford, MA 01886 ("Pledgee").

      1. Pledge of Collateral. In order to secure the due and punctual payment and performance of the Obligations (as defined below), Pledgor hereby pledges, assigns and grants to Pledgee a continuing security interest and lien on 225,000 shares of Common Stock of the Pledgee ("Common Stock") held by the Pledgor and all income therefrom, increases therein and proceeds thereof, the certificates for which Pledgor has delivered to Pledgee together with a stock transfer power executed in blank (the "Collateral").

      2. Obligations Secured. The security interest in the Collateral granted hereby secures payment and performance of those obligations described in that certain promissory note from Pledgor to Pledgee of even date herewith in the principal amount of $110,250.00 (the "Note"), together with all interest and other amounts from time to time payable thereunder, with respect to such debt (the "Obligations").

      3. Pledgee's Rights and Duties with Respect to the Collateral. Pledgee's only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody thereof. Pledgee shall have the right but not the obligation to (a) demand, sue for, receive and collect all money or money damages payable on account of any Collateral, (b) protect, preserve or assert any other rights of Pledgor or take any other action with respect to the Collateral, and (c) pay any taxes, liens, assessments, insurance premiums or other charges pertaining to the Collateral. Any expenses incurred by Pledgee under the preceding sentence shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid. Pledgee shall be relieved of all responsibility for the Collateral upon surrendering it to Pledgor.

      4. Pledgor's Warranties and Indemnity. Pledgor represents, warrants and covenants (a) that it is and will be the lawful owner of the Collateral, (b) that the Collateral is and will remain free and clear of all liens, encumbrances and security interests other than the security interest granted by Pledgor hereunder, and (c) that Pledgor has the sole right and lawful authority to pledge the Collateral and otherwise to comply with the provisions hereof. In the event that any adverse claim is asserted in respect of the Collateral or any portion thereof, except such as may result from an act of Pledgee not authorized hereunder, Pledgor promises and agrees to indemnify Pledgee and hold Pledgee harmless from and against any losses, liabilities, damages, expenses, costs and reasonable counsel fees incurred by Pledgee in exercising any right, power or remedy of Pledgee hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by Pledgor upon demand, become part of the Obligations secured by the Collateral and bear interest at the rate provided in the Note until paid.

      5. Covenants of Pledgor. The Pledgor shall not sell, assign or otherwise transfer any of his right, title or interest in or to any of the Collateral without the prior written consent of the Company, except for (a) the pledge of the Collateral to the Company pursuant hereto, (b) transfers of the Collateral to the Company pursuant to the Stock Repurchase Agreement, dated as of the date hereof (the "Stock Repurchase Agreement"), between the Pledgor and the Pledgee, and (c) transfers of the Collateral pursuant to Section 5 of the Stock Repurchase Agreement, provided that (i) any transfer of Collateral pursuant to clause (c) above shall be subject to the Company's continuing security interest and lien on such Collateral hereunder and (ii) any transferee of Collateral transferred pursuant to clause (c) above shall have executed and delivered to the Company a written acknowledgement in form and substance reasonably satisfactory to the Company to the effect that the transfer of such Collateral is subject to the Company's continuing security interest in and lien on such Collateral hereunder.

      6. Voting of Collateral. While Pledgor is not in default hereunder, Pledgee shall have none of the rights conferred upon stockholders of the Common Stock of the Pledgor, except as otherwise provided herein.

      7. Dividends and Other Distributions. While Pledgor is not in default hereunder, Pledgor may receive cash dividends and other distributions payable with respect to the Collateral. Pledgor shall cause all non-cash dividends and distributions with respect to the Collateral to be distributed directly to Pledgee, to be held by Pledgee as additional Collateral, and if any such distribution is made to Pledgor he shall receive such distribution in trust for Pledgee and shall immediately transfer it to Pledgee.

      8. Pledgor's Default. Pledgor shall be in default hereunder upon the occurrence of any of the following events (each, an "Event of Default"):

            (a) If Pledgor fails to pay or perform any of the Obligations when such payment or performance is due;

            (b) If any lien, encumbrance or adverse claim of any nature whatsoever is asserted with respect to any Collateral or if Pledgor attempts to transfer the Collateral in contravention of the terms hereof; provided, however, that the occurrence of an event described in this Section 7(b) shall not constitute an Event of Default if it relates to the Maker's sale of the Collateral on margin for the purpose of satisfying outstanding Obligations;

            (c) If Pledgor fails to fulfill in any material respect any obligation or covenant hereunder;

            (d) If the liquidation, termination of existence, dissolution, insolvency or business failure of the Pledgor occurs, or if a receiver or custodian for the Pledgor or any part of its property is appointed if such appointment is not terminated or dismissed within thirty (30) days;

            (e) If any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within thirty (30) days of filing, are instituted against the Pledgor; or

            (f) If any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally are instituted by the Pledgor or if the Pledgor makes a composition or an assignment or trust mortgage for the benefit of creditors.

      9. Pledgee's Rights upon Default. Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

            (i) If the Pledgee so elects and gives written notice of such election to the Pledgor, the Pledgee may vote any or all of the Collateral possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution, to do so;

            (ii) The Pledgee may demand, sue for, collect or make any compromise or settlement in respect of any Collateral held by it hereunder that it deems suitable;

            (iii) After ten (10) days' written notice to the Pledgor, the Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as the Pledgee shall approve, all without demand for performance by the Pledgor or advertisement or any further notice whatsoever except such as may be required by law; and

            (iv) The Pledgee may at any time, at its option, cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee or nominees, receive any income thereon and hold such income as additional collateral or apply it to the obligations hereunder.

            Notwithstanding anything herein to the contrary, if an Event of Default shall occur, then the Pledgee may declare all of the unpaid principal and interest under the Note to be immediately due and payable, all in accordance with the terms of the Note.

      10. Application of Collateral. In the event of a sale of the Collateral, the proceeds of the sale shall first be applied to the payment of the expenses of the sale, including broker's commissions, counsel fees, any taxes or other charges imposed by law upon the Collateral or the transfer thereof and all other charges paid or incurred by Pledgee pertaining to the sale; and, second, to satisfy outstanding Obligations, in the order in which Pledgee elects in its sole discretion; and, third, the surplus (if any) shall be paid to Pledgor. In the event the Pledgee takes title to the Collateral in accordance with the terms hereof, the Pledgee shall issue the Pledgor a certificate representing shares of Common Stock equal in value to the excess of (a) the fair market value of the Collateral (as determined by the Board of Directors of the Pledgee) over (b) the amount of outstanding Obligations as of the date Pledgee takes title.

      11. Termination. This Agreement shall terminate in its entirety upon full payment of the Obligations to Pledgee, and Pledgee shall return any remaining Collateral to Pledgor within three (3) business days after such termination.

      12. Notices. All notices made or required to be made hereunder shall be sent by United States certified or registered mail, with postage prepaid, or delivered by telecopy or by hand to Pledgee or to Pledgor at the addresses first above written. Notice by mail shall be deemed to have been made on the date when the Notice is deposited in the mail.

      13. Heirs. Successors. Etc. This Pledge Agreement and all of its terms and provisions shall benefit and bind the heirs, successors, assigns, transferees, executors and administrators of each of the parties hereto.

      14. Pledgee's Forbearance. Any forbearance, failure to delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed a waiver of such right, power or remedy.

      EXECUTED under seal as of the date first above written.

PLEDGOR:                             PLEDGEE:

                                     SONUS NETWORKS, INC.


/s/ Stephen Nill                     By:
---------------------                   ------------------------
Stephen Nill                         Title: